                                                                    EXHIBIT 10.1

                             THE RIGHT START, INC.
                           5334 STERLING CENTER DRIVE
                          WESTLAKE VILLAGE, CALIFORNIA



                                 April 6, 1998



To each of the parties listed
on the signature pages hereto

Gentlemen:

     This letter agreement (the "Letter Agreement") is entered into by and among The Right Start, Inc., a California corporation (the "Company"); ARBCO Associates, L.P., Kayne Anderson Non-Traditional Investments, L.P., Kayne Anderson Offshore Limited, Offense Group Associates, L.P., and Opportunity Associates, L.P., (collectively, the "Purchasers"); Strategic Associates, L.P. and Cahill Warnock Strategic Partners Fund, L.P., holders of the Company's Convertible Debentures dated October 11, 1996, as amended on May 30, 1997, in the aggregate original principal amount of $3,000,000 (the "Convertible Debentures") (collectively, the "Debenture Holders"); and Fred Kayne, an individual, Kayne Anderson Non-Traditional Investments, L.P., Kayne Anderson Offshore Limited, Arthur E. Hall & Company Money Purchase Plan, ARBCO Associates, L.P., Offense Group Associates, L.P., Opportunity Associates, L.P., Strategic Associates, L.P., Michael Targoff, an individual, The Travelers Indemnity Company, and Cahill Warnock Strategic Partners Fund, L.P., holders of the Company's 11.5% Senior Subordinated Notes due May 6, 2000 in the aggregate original principal amount of $3,000,000 (the "Senior Notes") and warrants to purchase shares of the Company's common stock issued in connection with the Senior Notes (the "Senior Notes Warrants," and together with the Senior Notes, the "Senior Notes Securities") (collectively, the "Noteholders"). The Senior Notes Securities and the Convertible Debentures are collectively referred to herein as the "Existing Securities." The Noteholders and the Debenture Holders are collectively referred to herein as the "Existing Securityholders."

     The parties hereby agree, subject to the terms and conditions set forth in this Letter Agreement, that (a) the Company will issue, and the Purchasers will purchase for an aggregate purchase price of $3,500,000, the Company's Senior Subordinated Notes due May 6, 2000 (the "New Notes") having an aggregate principal amount of $3,500,000 and warrants to purchase 3,500,000 shares of the Company's common stock (the "New Warrants," and together with the New Notes, the "New Securities"), on the same terms as the Senior Notes and Senior Notes Warrants, respectively, except that no interest will be payable or accrue with respect to the New Notes and the New Warrants will be exercisable at $1.00 per share, subject to adjustment, and (b) the Existing Securityholders will exchange their Existing Securities for the Preferred Stock (as defined below).

1.  Purchase of New Securities
    --------------------------

     (a) Subject to the conditions set forth in Section 1(b) and the rights of each Existing Securityholder (other than a Purchaser) set forth in Section 1(c) of this Letter Agreement, the Company agrees to issue, and the Purchasers agree to purchase on April 10, 1998 (the "Funding Date") New Securities for an aggregate purchase price of $3,500,000, in the allocations set forth in Schedule I hereto (or in such other allocations as may be agreed upon by each affected Purchaser). Each New Note shall mature and be payable upon the same terms as the Senior Notes and subject to the conditions set forth in this Letter Agreement. In connection with the Recapitalization (as defined below), each Purchaser agrees to exchange its New Securities for shares of Series C Preferred Stock as provided below.

     (b) The obligations of the Purchasers to purchase, and the Company to issue, the New Securities on the Funding Date shall be subject to the prior satisfaction of the following:

          (1) the agreement by all of the Existing Securityholders to exchange their Existing Securities for the Preferred Stock as contemplated herein;

          (2) the waiver by all of the Existing Securityholders of their rights to receive any and all interest payments accrued and owing after February 28, 1998, under the Existing Debt;

          (3) the approval by the Board of Directors, including the affirmative vote of each "disinterested" director on or prior to April 7, 1998, of the transactions contemplated by this Letter Agreement; and

          (4) the receipt by the Board of Directors of the Company of a favorable opinion rendered by a qualified investment bank as to the fairness of the Recapitalization, from a financial point of view, to the Company and its shareholders.

     (c) Each Existing Securityholder (other than a Purchaser) shall have the right to purchase New Securities on the same terms, and subject to the same conditions, as the Purchasers. Any such Existing Securityholder electing to purchase New Securities should indicate on the signature page hereof the principal amount of New Notes (and corresponding number of New Warrants) such Existing Securityholder desires to purchase; provided that the aggregate principal amount purchasable by such Existing Securityholder shall not exceed $3,500,000 (the maximum aggregate principal amount of New Notes to be issued) multiplied by a fraction equal to (a) the aggregate principal amount of Convertible Debentures and Senior Notes held by such Existing Securityholder divided by (b) $6,000,000 (the aggregate principal amount of Convertible Debentures and Senior Notes held by all Existing Securityholders). To the extent any such Existing Securityholder elects to purchase New Securities, the aggregate principal amount of New Notes and corresponding number of New Warrants to be purchased by the Purchasers shall be reduced on a pro rata basis.

2.   Recapitalization
     ----------------

     As soon as reasonably practicable after the Funding Date, the Company agrees, in consideration for the purchase of the New Securities, to undertake, and the Purchasers and the Existing Securityholders agree to participate in, the recapitalization of the Company (the "Recapitalization") as described herein. The Recapitalization shall include the following and shall be undertaken in the order set forth below:

     (a) The Company shall seek approval for and effect an amendment to the Company's Articles of Incorporation (the "Charter Amendment") and obtain all other authorization necessary to issue Preferred Stock in connection with the Recapitalization, with sufficient number of shares of each series of Preferred Stock to accommodate the Recapitalization. The Charter Amendment also may provide for the authorization of the Board of Directors to issue additional shares of preferred stock from time to time after the Recapitalization, with the rights, preferences, privileges and other terms of such additional shares to be determined by the Board of Directors, subject to the voting rights of holders of the Preferred Stock. The Preferred Stock to be authorized in connection with the Recapitalization shall include each of the following series:

          (1) Series A Preferred Stock, par value $0.01 per share, which shall have the rights, preferences, privileges, limitations and restrictions set forth on Exhibit A attached hereto and incorporated herein by reference (the "Series A Preferred Stock");

          (2) Series B Preferred Stock, par value $0.01 per share, which shall have the rights, preferences, privileges, limitations and restrictions set forth on Exhibit B attached hereto and incorporated herein by reference (the "Series B Preferred Stock" and together with the Series A Preferred Stock, the "Preferred Stock"); and

          (3) Series C Preferred Stock, par value $0.01 per share, which shall have the rights, preferences, privileges, limitations and restrictions set forth on Exhibit C attached hereto and incorporated herein by reference (the "Series C Preferred Stock").

     (b) The Company shall undertake the following simultaneous exchanges:

          (1) an exchange whereby all Existing Securityholders shall exchange their Existing Securities in the aggregate principal amount of $6,000,000, for either Series A Preferred Stock and/or Series B Preferred Stock (the "Preferred Stock Exchange"), as elected by each of the Existing Securityholders on the signature page hereof, having an aggregate preference upon liquidation ("Liquidation Preference") equal to the aggregate principal amount of the Senior Notes and Convertible Debentures so exchanged therefor; and

          (2) the Company shall undertake an exchange whereby all holders of the New Securities shall exchange their New Securities, in the aggregate principal amount of $3,500,000, for Series C Preferred Stock having an aggregate Liquidation Preference equal to the aggregate principal amount of New Notes so exchanged therefor.

3.   Exchange of Existing Securities for Preferred Stock
     ---------------------------------------------------

     (a) After the Funding Date, each of the Existing Securityholders agrees as follows:

          (1) to exchange the Existing Securities for Series A Preferred Stock and/or Series B Preferred Stock, as elected by each of the Existing Securityholders on the signature pages hereof;

          (2) to waive their right to receive any and all interest payments accrued and owing after February 28, 1998, under the Existing Debt; and

          (3) if the Company is unable to issue the Preferred Stock within two-hundred forty (240) days after the Funding Date for reasons outside of the control of the Company or the Purchasers, to subordinate the Senior Notes and Convertible Debentures to the New Notes.

4.   Covenants
     ---------

     (a) Each party to this Letter Agreement hereby covenants and agrees as follows:

          (1) to execute each of the documents the Company reasonably deems necessary or desirable to effect the above-described transactions including, without limitation, a registration rights agreement providing that upon the request of a majority of the holders of the Series B Preferred Stock or the Series C Preferred Stock, the Company will file a shelf registration statement with respect to the shares of the Company's common stock issuable upon conversion of such Preferred Stock;

          (2) to use its reasonable best efforts to obtain all regulatory and third party approvals as quickly as reasonably practicable, including the approval of the Company's shareholders, necessary to consummate each of the transactions contemplated by this Letter Agreement; and

          (3) to vote their respective holdings of the Company's common stock in favor of the transactions contemplated by this Letter Agreement, including but not limited to the authorization of the Preferred Stock.

5.   Representations and Warranties of the Existing Securityholders and the
     ----------------------------------------------------------------------
Purchasers
----------

     Each Existing Securityholder and Purchaser represents and warrants for itself with respect to the exchange of the Existing Securities or the New Securities for Preferred Stock, as the case may be, that:

     (a) such person or entity is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the specific purpose of acquiring such securities;

     (b) such person or entity has sufficient knowledge and experience so as to be able to evaluate the risks and merits of investment in the Company, and it is able financially to bear the risks thereof;

     (c) such securities are being acquired for investment purposes for such person's or entity's own account, without a view to or for resale in connection with, any distribution thereof, and such person or entity has no present intention of selling or otherwise distributing the same in violation of the Securities Act of 1933, as amended (the "Securities Act");

     (d) such person or entity has been furnished with or given access to all information which such person or entity considers necessary relating to the Company and such securities and all information which such person or entity has requested, and such person or entity has been afforded the opportunity to meet with the management of the Company in order to ask all questions and receive all answers as such person or entity has requested; and

     (e) all actions necessary for the authorization, execution, delivery and performance by such person or entity or entity of this Letter Agreement and the consummation by it of the transactions contemplated herein have been taken. This Letter Agreement is a valid and binding obligation of such person or entity, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors' rights generally.

6.   Miscellaneous
     -------------

     This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to its principles of conflict of laws.

     This Letter Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Letter Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, cancelled, terminated, or amended orally or in any manner other than by an agreement, in writing signed by the parties hereto.

     The provisions of this Letter Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Letter Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

     This Letter Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please so indicate by having an authorized representative sign this Letter Agreement in the appropriate space provided below, make the required election of either the Series A Preferred Stock or the Series B Preferred Stock and return to us this Letter Agreement on or prior to April 6, 1998, whereupon this Letter Agreement and your acceptance shall represent a binding agreement between you and the Company with respect to the matters set forth herein; provided, however, if each of the conditions set forth in Section 1(b) have not been satisfied (or waived by the Purchasers or the Company, as the case may be) on or prior to the Funding Date, this Letter Agreement shall be null and void and no party hereto shall have any rights or obligations hereunder.

                                             THE RIGHT START, INC.


                                             By: /s/ Gina Shauer
                                                -------------------------------
                                                Gina Shauer
                                                Chief Financial Officer and
                                                Vice President of Finance and
                                                Administration

AGREED TO AND ACCEPTED AS OF THE DATE
FIRST SET FORTH ABOVE


ARBCO ASSOCIATES, L.P.


By: /s/ David Shladovsky
   ------------------------------------
   Name:
        -------------------------------
   Title:
         ------------------------------

In accordance with the terms of this Letter Agreement, ARBCO Associates, L.P. makes the following election:

Series A Preferred Stock  $
                           _____________________
Series B Preferred Stock  $   100%
                           _____________________


KAYNE ANDERSON NON-TRADITIONAL INVESTMENTS, L.P.


By: /s/ David Shladovsky
   ----------------------------------------------
   Name:
        -----------------------------------------
   Title:
         ----------------------------------------

In accordance with the terms of this Letter Agreement, Kayne Anderson Non-Traditional Investments, L.P.
makes the following election:

Series A Preferred Stock  $
                           ________________
Series B Preferred Stock  $  100%
                           ________________


KAYNE ANDERSON OFFSHORE LIMITED


By: /s/ William T. Miller
   ----------------------------------------------
   Name:
        -----------------------------------------
   Title:
         ----------------------------------------

In accordance with the terms of this Letter Agreement, Kayne Anderson Offshore Limited makes the following election:

Series A Preferred Stock  $
                           _____________________
Series B Preferred Stock  $    100%
                           _____________________

OFFENSE GROUP ASSOCIATES, L.P.

By:  /s/ David Shladovsky
   ------------------------------------------------
   Name:
        -------------------------------------------
   Title:
         ------------------------------------------

In accordance with the terms of this Letter Agreement, Offense Group Associates, L.P. makes the following election:

Series A Preferred Stock  $
                           ________________
Series B Preferred Stock  $    100%
                           ________________

OPPORTUNITY ASSOCIATES, L.P.


By:  /s/ David Shladovsky
   -------------------------------------------------
   Name:
        --------------------------------------------
   Title:
         -------------------------------------------

In accordance with the terms of this Letter Agreement, Opportunity Associates, L.P. makes the following election:

Series A Preferred Stock  $
                           _____________________
Series B Preferred Stock  $   100%
                           _____________________

STRATEGIC ASSOCIATES, L.P.


By:  /s/ David L. Warnock
   -------------------------------------------------
   Name:  David L. Warnock
        --------------------------------------------
   Title:  General Partner
         -------------------------------------------

In accordance with the terms of this Letter Agreement, Strategic Associates, L.P. makes the following election:

Series A Preferred Stock  $  157,500
                           _____________________
Series B Preferred Stock  $   52,500
                           _____________________

Principal Amount of New Notes to be
purchased (including corresponding
number of New Warrants):  $   -0-
(maximum of $122,500)      ______________________

CAHILL WARNOCK STRATEGIC PARTNERS FUND, L.P.


By:  /s/ David L. Warnock
   ------------------------------------------------
   Name:  David L. Warnock
        -------------------------------------------
   Title:  General Partner
         ------------------------------------------

In accordance with the terms of this Letter Agreement, Cahill Warnock Strategic Partners Fund, L.P. makes the following election:

Series A Preferred Stock  $  2,842,500
                           ________________
Series B Preferred Stock  $    947,500
                           ________________

Principal Amount of New Notes to be
purchased (including corresponding
number of New Warrants): $   -0-
                          ______________________
(maximum of $2,210,833)


FRED KAYNE


By:  /s/ Fred Kayne
   ------------------------------------------------
   Name:  Fred Kayne
        -------------------------------------------
   Title:
         ------------------------------------------

In accordance with the terms of this Letter Agreement, Fred Kayne makes the following election:

Series A Preferred Stock  $
                           _____________________
Series B Preferred Stock  $   100%
                           _____________________

Principal Amount of New Notes to be
purchased (including corresponding
number of New Warrants): $______________________
(maximum of $145,833)

ARTHUR E. HALL & COMPANY MONEY PURCHASE PLAN


By:  /s/ Arthur Hall
   ------------------------------------------------
   Name:  Arthur E. Hall
        -------------------------------------------
   Title:  Trustee
         ------------------------------------------

In accordance with the terms of this Letter Agreement, Arthur E. Hall & Company Money Purchase Plan makes the following election:

Series A Preferred Stock  $
                           _____________________
Series B Preferred Stock  $   100%
                           _____________________

Principal Amount of New Notes to be
purchased (including corresponding
number of New Warrants):  $   116,667
(maximum of $116,667)      ______________________



MICHAEL TARGOFF


By:  /s/ Michael Targoff
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

In accordance with the terms of this Letter Agreement, Michael Targoff makes the following election:

Series A Preferred Stock  $
                           _____________________
Series B Preferred Stock  $   100%
                           _____________________

Principal Amount of New Notes to be
purchased (including corresponding
number of New Warrants): $
(maximum of $87,500)       ______________________

THE TRAVELERS INDEMNITY COMPANY


By:  /s/ Harvey P. Eisen
   ----------------------------------------------
   Name:  Harvey P. Eisen
        -----------------------------------------
   Title:  Senior Vice President
         ----------------------------------------

In accordance with the terms of this Letter Agreement, The Travelers Indemnity Company makes the following election:

Series A Preferred Stock  $
                           _____________________
Series B Preferred Stock  $   100%
                           _____________________

Principal Amount of New Notes to be
purchased (including corresponding
number of New Warrants):  $
(maximum of $116,667)      _____________________

                                   SCHEDULE I
                                   ----------

                             SCHEDULE OF PURCHASERS



Purchasers                                       Amount of Notes Purchased
----------                                       -------------------------

ARBCO Associates, L.P.                                  $1,000,000

Kayne Anderson Non-Traditional
Investments, L.P.                                        1,000,000

Kayne Anderson Offshore Limited                            250,000

Offense Group Associates, L.P.                           1,000,000

Opportunity Associates, L.P.                               250,000
                                                        ----------

                              TOTAL:                    $3,500,000
                                                        ==========

                                                                       EXHIBIT A


                             THE RIGHT START, INC.
                            SERIES A PREFERRED STOCK

                                SUMMARY OF TERMS


ISSUER:        The Right Start, Inc., a California corporation (the "Company").
                                                                     -------

SECURITY:      Series A Preferred Stock, par value $0.01 per share (the "Series
                                                                         ------
               A Preferred Stock").
               -----------------

EXCHANGE
PRICE: $1,000 principal amount of Existing Debt per ten shares of Series A Preferred Stock.

PRIORITY:      The Series A Preferred Stock will rank senior to the Company's common stock (the "Common Stock") and pari passu with the
                                                     ----------
               Company's Series B Preferred Stock and Series C Preferred Stock
               with respect to liquidation, and shall be senior or pari passu
                                                                   ----------
               with any other preferred stock subsequently issued by the
               Company; provided however, that the Series A Preferred Stock
                        --------
               shall be senior to the Series B Preferred Stock and the Series C
               Preferred Stock from and after June 1, 2002.

LIQUIDATION
PREFERENCE:    $100 per share of Series A Preferred Stock (the "Liquidation
                                                                -----------
               Value").
               -----

VOTING RIGHTS: Consent of the holders of at least a majority of the Series A
               Preferred Stock, Series B Preferred Stock and Series C Preferred Stock voting together as a single class, will be required for (a) any sale by the Company of a substantial portion of its assets,
               (b) any merger of the company with another entity, (c) each amendment of the company's articles of incorporation, and (d) any action that (i) increases the authorized number of shares of preferred stock of the Company of any series, (ii) creates any new class or series of shares having preference over or being on a parity with the Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock, or (iii) creates any contractually subordinated debt of the company. Such consent shall not be unreasonably withheld. Except for such consent rights and such voting rights as may be provided by applicable law, the Series A Preferred Stock shall have no voting rights as a separate series except the right to vote as a separate series within the class of preferred stock as to any matters regarding the modification of the rights, privileges or terms of the Series A Preferred Stock and otherwise in accordance with applicable law.

MANDATORY
REDEMPTION:    The Series A Preferred Stock shall be redeemed by the Company on
               May 31, 2002 for cash (subject to the legal availability of funds therefor) at a price per share equal to the Liquidation Value.

               The Series A Preferred Stock shall also be redeemed by the Company for cash (subject to the legal availability of funds therefor) at a price per share equal to the Liquidation Value upon the occurrence of a Change of Control (as defined below).

               Change of Control shall be defined as:

               a) any merger or consolidation of the Company where the Company is not the surviving corporation or as a result of which Kayne Anderson and its affiliates cease to beneficially own (as beneficial ownership is defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) and control, directly or indirectly, at least twenty-five (25%) percent of the issued and outstanding shares of each class of capital stock of the Company entitled (without regard to the occurrence of any contingency) to vote for the election of a majority of the members of the board of directors of the Company; or

               b) any sale or transfer of all or substantially all of the Company's assets or stock.


               The Series A Preferred Stock shall also be mandatorily redeemable by the Company for cash (subject to the legal availability of funds therefor) at a price per share equal to the Liquidation Value if the Company shall consummate the sale or a series of related sales for cash of equity securities the net proceeds to the Company from which (after deduction of discounts, commissions and other offering expenses) shall equal or exceed the sum of $12,000,000 plus the
                           ----
               amount of Series A Preferred Stock originally issued pursuant to the Preferred Stock Exchange.

DIVIDEND:      There shall be no dividends on the Series A Preferred Stock prior to June 1, 2002.  Thereafter, dividends on the Series A Preferred
               Stock shall cumulate and accrue on a daily basis without interest, at the rate of $15.00 per share per annum. After June
               1, 2002, the holders of the Series A Preferred Stock shall be entitled to receive, out of funds legally available for such purpose, quarterly payments of dividends on the Series A
               Preferred Stock. The cumulation and accrual of dividends on the Series A Preferred Stock after June 1, 2002 shall occur regardless of whether or not the Company shall have funds legally available for the payment of dividends.

               In no event, so long as any Series A Preferred Stock shall remain outstanding, shall any dividend whatsoever be declared or paid upon, nor shall any distribution be made upon, any Common Stock, other than a dividend or distribution payable in shares of Common Stock, nor (without the written consent of the holders of 50% of the outstanding shares of Series A Preferred Stock) shall any shares of Common Stock be purchased or redeemed by the Company, nor shall any moneys be paid to or made available for a sinking fund for the purchase or redemption of any Common Stock.


INFORMATION
RIGHTS: The Company will timely furnish the holders of the Series A Preferred Stock with annual, quarterly and monthly financial statements. Representatives of such holders will have the right, upon reasonable notice, to inspect the books and records of the Company.

                                                                       EXHIBIT B



                             THE RIGHT START, INC.
                      SERIES B CONVERTIBLE PREFERRED STOCK

                                SUMMARY OF TERMS


ISSUER:        The Right Start, Inc., a California corporation (the "Company").
                                                                     -------

SECURITY:      Series B Convertible Preferred Stock, par value $0.01 per share
               (the "Series B Preferred Stock").
                     ------------------------

EXCHANGE
PRICE: $1,000 principal amount of Existing Debt per ten shares of Series B Preferred Stock.

PRIORITY:      The Series B Preferred Stock will rank senior to the Company's common stock (the "Common Stock") and pari passu with the
                                                     ----------
               Company's Series A Preferred Stock and Series C Preferred Stock
               with respect to liquidation, and shall be senior to or pari passu
                                                                      ----------
               with any other preferred stock subsequently issued by the
               Company; provided however, that the Series A Preferred Stock
                        --------
               shall be senior with respect to liquidation to the Series B
               Preferred Stock and Series C Preferred Stock from and after June
               1, 2002.

LIQUIDATION
PREFERENCE:    $100 per share of the Series B Preferred Stock (the "Liquidation
                                                                    -----------
               Value").
               -----

VOTING RIGHTS: Consent of the holders of at least a majority of the Series A
               Preferred Stock, Series B Preferred Stock and Series C Preferred Stock voting together as a single class, will be required for (a) any sale by the Company of a substantial portion of its assets,
               (b) any merger of the company with another entity, (c) each amendment of the company's articles of incorporation, and (d) any action that (i) increases the authorized number of shares of preferred stock of the Company of any series, (ii) creates any new class or series of shares having preference over or being on a parity with the Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock, or (iii) creates any contractually subordinated debt of the company. Such consent shall not be unreasonably withheld. Except for such consent rights and such voting rights as may be provided by applicable law, the Series B Preferred Stock shall have no voting rights as a separate series except the right to vote as a separate series within the class of Preferred Stock as to any matters regarding any modification of the rights, privileges or terms of the Series B Preferred Stock or otherwise in accordance with applicable law.

OPTIONAL
CONVERSION:    Series B Preferred Stock shall be convertible in whole or in part at any time, and from time to time, at the option of the holders into shares of the Company's Common Stock at a rate equal to
               $1.50 per share, the "Conversion Price").
                                     ----------------

ANTI-DILUTION
PROVISIONS:    The Series B Preferred Stock will be subject to anti-dilution provisions providing for adjustments to the Conversion Price upon:

               (a) Dividend or distribution of shares of Common Stock to holders of Common Stock;

               (b) Subdivision or combination of the outstanding shares of Common Stock.

MANDATORY
REDEMPTION:    The Series B Preferred Stock shall be mandatorily redeemable by the Company for cash (subject to the legal availability of funds therefor) at a price per share equal to the Liquidation Value upon the occurrence of a Change of Control (as defined below). In connection with any such event, the Company shall provide the holders of the Series B Preferred Stock with prior written notice no later than 30 days in advance of a mandatory redemption due to a Change of Control.

               Change of Control shall be defined as,

               a) any merger or consolidation of the Company where the Company is not the surviving corporation or as a result of which Kayne Anderson and its affiliates cease to beneficially own (as beneficial ownership is defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) and control, directly or indirectly, at least twenty-five (25%) percent of the issued and outstanding shares of each class of capital stock of the Company entitled (without regard to the occurrence of any contingency) to vote for the election of a majority of the members of the board of directors of the Company; or

               b) any sale or transfer of all or substantially all of the Company's assets or stock.

INFORMATION
RIGHTS: The Company will timely furnish the holders of the Series B Preferred Stock with annual, quarterly and monthly financial statements. Representatives of such holders will have the right, upon reasonable notice, to inspect the books and records of the Company.

PREEMPTIVE
RIGHTS: If the Company proposes to offer additional securities (other than employee incentive stock or stock options, securities issued in a public offering or the acquisition of another company, or shares issued upon conversion or exercise of outstanding securities), the Company will first offer all such securities to the holders of the Series B Preferred Stock and the Series C Preferred Stock (or Common Stock issued upon conversion of the Series B Preferred Stock or Series C Preferred Stock) on a pro rata basis. Such preemptive rights will not be transferable and will terminate with respect to any shares of Series B Preferred Stock or Series C Preferred Stock (or common stock issued upon conversion of the Series B Preferred Stock or Series C Preferred Stock), as the case may be, upon the earlier of (a) the transfer of such shares or (b) the fifth anniversary of the Preferred Stock Exchange.

                                                                       EXHIBIT C


                             THE RIGHT START, INC.
                      SERIES C CONVERTIBLE PREFERRED STOCK

                                SUMMARY OF TERMS


ISSUER:        The Right Start, Inc., a California corporation (the "Company").
                                                                     -------

SECURITY:      Series C Convertible Preferred Stock, par value $0.01 per share
               (the "Series C Preferred Stock").
                     ------------------------

EXCHANGE
PRICE: $1000 principal amount of debt, represented by the new Senior Subordinated Notes due 2000, per ten shares of Series C Preferred Stock.

PRIORITY:      The Series C Preferred Stock will rank senior to the Company's common stock (the "Common Stock") and pari passu with the
                                                     ----------
               Company's Series A Preferred Stock and Series B Preferred Stock
               with respect to liquidation, and shall be senior to or pari passu
                                                                      ----------
               with any other preferred stock subsequently issued by the
               Company; provided however, that the Series A Preferred Stock
                        ----------------
               shall be senior with respect to liquidation to the Series B
               Preferred Stock and the Series C Preferred Stock from and after
               June 1, 2002.

LIQUIDATION
PREFERENCE:    $100 per share of Series C Preferred Stock (the "Liquidation
                                                                -----------
               Value").
               -----

VOTING RIGHTS: Consent of the holders of at least a majority of the Series A
               Preferred Stock, Series B Preferred Stock and Series C Preferred Stock voting together as a single class, will be required for (a) any sale by the Company of a substantial portion of its assets,
               (b) any merger of the company with another entity, (c) each amendment of the company's articles of incorporation, and (d) any action that (i) increases the authorized number of shares of preferred stock of the Company of any series, (ii) creates any new class or series of shares having preference over or being on a parity with the Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock, or (iii) creates any contractually subordinated debt of the company. Such consent shall not be unreasonably withheld. Except for such consent rights and such voting rights as may be provided by applicable law, the Series C Preferred Stock shall have no voting rights as a separate series except the right to vote as a separate series within the class of Preferred Stock as to any matters regarding any modification of the rights, privileges or terms of the Series C Preferred Stock or otherwise in accordance with applicable law.

OPTIONAL
CONVERSION:    The Series C Preferred Stock shall be convertible in whole or in part at any time, and from time to time, at the option of the holders into shares of the Company's Common Stock at a rate equal to $1.00 per share, the "Conversion Price").
                                        ----------------

ANTI-DILUTION
PROVISIONS:    The Series C Preferred Stock will be subject to anti-dilution provisions providing for adjustments to the Conversion Price upon:

               (a) Dividend or distribution of shares of Common Stock to holders of Common Stock;

               (b) Subdivision or combination of the outstanding shares of Common Stock.

MANDATORY
REDEMPTION:    The Series C Preferred Stock shall be mandatorily redeemable by the Company for cash (subject to the legal availability of funds therefor) at a price per share equal to the Liquidation Value upon the occurrence of a Change of Control (as defined below). In connection with any such event, the Company shall give the holders of the Series C Preferred Stock prior written notice no later than 30 days in advance of a mandatory redemption due to a Change of Control.

               Change of Control shall be defined as,

               a) any merger or consolidation of the Company where the Company is not the surviving corporation or as a result of which Kayne Anderson and its affiliates cease to beneficially own (as beneficial ownership is defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) and control, directly or indirectly, at least twenty-five (25%) percent of the issued and outstanding shares of each class of capital stock of the Company entitled (without regard to the occurrence of any contingency) to vote for the election of a majority of the members of the board of directors of the Company; or

               b) any sale or transfer of all or substantially all of the Company's assets or stock.

INFORMATION
RIGHTS: The Company will timely furnish the holders of the Series C Preferred Stock with annual, quarterly and monthly financial statements. Representatives of such holders will have the right, upon reasonable notice, to inspect the books and records of the Company.

PREEMPTIVE
RIGHTS: If the Company proposes to offer additional securities (other than employee incentive stock or stock options, securities issued in a public offering or the acquisition of another company, or shares issued upon conversion or exercise of outstanding securities), the Company will first offer all such securities to the holders of the Series B Preferred Stock and the Series C Preferred Stock (or Common Stock issued upon conversion of the Series B Preferred Stock or Series C Preferred Stock) on a pro rata basis. Such preemptive rights will not be transferable and will terminate with respect to any shares of Series B Preferred Stock or Series C Preferred Stock (or common stock issued upon conversion of the Series B Preferred Stock or Series C Preferred Stock), as the case may be, upon the earlier of (a) the transfer of such shares or (b) the fifth anniversary of the Preferred Stock Exchange.